                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-12

                      BINDLEY WESTERN INDUSTRIES, INC.
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               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                        BINDLEY WESTERN INDUSTRIES, INC.

          This Proxy is Solicited on Behalf of the Board of Directors

P                                       I hereby appoint William E. Bindley and Michael D. McCormick, or either of them, my proxies, with power of substitution, to vote all shares of
R                                       common stock of the Company which I am entitled to vote at the annual meeting of common shareholders of said company, to be held at The
O                                       Marten House Hotel and Lilly Conference Center, 1801 West 86th
                                        Street, Indianapolis, Indiana, on May 18, 2000 at 9:00 a.m., Indianapolis
X                                       time, and at any adjournment, as follows:

Y                                       Election of Directors, Nominees:                        (change of address)

                                        William E. Bindley, William F. Bindley II,      ------------------------------------
                                        Keith W. Burks, Seth B. Harris, Robert L.       ------------------------------------
                                        Koch II, Michael D. McCormick,                  ------------------------------------
                                        J. Timothy McGinley, James K. Risk III,         ------------------------------------
                                        Thomas J. Salentine, K. Clay Smith,             ------------------------------------
                                        Carolyn Y. Woo                                  ------------------------------------

                                                                                        (If you have written in the above
                                                                                        space, please mark the corresponding
                                                                                        box on the reverse side of this card.)

This proxy when properly executed will be voted in the manner directed herein by the signed shareholder. If no direction is made, this proxy will be voted FOR the election as directors of all nominees listed under proposal 1, FOR proposal 2 and FOR proposal 3.

                                                                     SEE REVERSE
                                                                        SIDE
 ................................................................................
 ................................................................................

 The 2000 Annual Meeting for Bindley Western Industries, Inc. will be held at:

              The Marten House Hotel and Lilly Conference Center
                             1801 West 86th Street
                         Indianapolis, Indiana  46260

A rough map of directions to this site of the Annual Meeting is provided below:



                                     [map]

                        BINDLEY WESTERN INDUSTRIES, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

[                                                                             ]

                                   For    Withheld     For All
                                   All      All        Except*:
1.  Election of Directors--        ___      ___          ___            3.  To approve the adoption of     For    Against    Abstain
                                                                        the proposed 2000 Stock Option     ___      ___        ___
01-William E. Bindley, 02-William F. Bindley II, 03-Keith W. Burks,     and Incentive Plan of the
04-Seth B. Harris, 05-Robert L. Koch II, 06-Michael D. McCormick,       Company; and
07-J. Timothy McGinley, 08-James K. Risk III, 09-Thomas J. Salentine,
10-K. Clay Smith, 11-Carolyn Y. Woo.
                                                                        4.  In their discretion, to transact such
_______________________________________________                         other business as may properly come
           *Nominee Exception                                           before the meeting.

2.  To approve the appointment     For     Against     Abstain          Address Change Requested                  [_]
of PricewaterhouseCoopers LLP      ___       ___         ___
as auditors for the Company for                                                          Dated:________________________, 2000
2000;                                                                                    ___________________________________
                                                                                         Signature(s)
                                                                                         ___________________________________
                                                                                         Please sign exactly as name appears hereon.
                                                                                         Joint owners should each sign. When signing
                                                                                         as attorney, executor, administrator,
                                                                                         trustee or guardian, please give full title
                                                                                         as such. If a corporation, please sign in
                                                                                         full corporate name by President or other
                                                                                         authorized officer. If a partnership,
                                                                                         please sign in partnership name by
                                                                                         authorized person. Please, mark, sign, date
                                                                                         and return the proxy promptly in the
                                                                                         enclosed postage paid envelope.

 ................................................................................
                             FOLD AND DETACH HERE

                            YOUR VOTE IS IMPORTANT!

      PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING
                            THE ENCLOSED ENVELOPE.